UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: October 6, 2014

Direxion Shares ETF Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-36392	27-6710917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eric W. Falkeis

1301 Avenue of the Americas (6th Avenue),

35th Floor

New York, New York 10019

(866) 476-7523

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the audited Financial Statements of Direxion Asset Management, LLC as of December 31, 2013, and the related statement of financial condition, statement of changes in member’s capital, and notes to the financial statements for the period ended December 31, 2013.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Audited Financial Statements of Direxion Asset Management, LLC as of December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 6, 2014

Direxion Shares ETF Trust II

By:	Direxion Asset Management, LLC as Sponsor

By:	/s/ Eric W. Falkeis
Eric W. Falkeis
Principal Executive Officer